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                                SECURITIES AND EXCHANGE COMMISSION
                                       WASHINGTON, DC 20549

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                                             FORM 8-K

                                          CURRENT REPORT
                              PURSUANT TO SECTION 13 OR 15(d) OF THE
                                  SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest event reported): JUNE 29, 2000
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                                 INTRAWARE, INC.
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               (Exact Name of Registrant as Specified in Charter)

              Delaware                  000-25249              68-0389976
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     (State or Other Jurisdiction      (Commission           (IRS Employer
           of Incorporation)           File Number)        Identification No.)

         25 Orinda Way, Orinda, CA                               94563
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         (Address of Principal Executive Offices)              (Zip Code)

         Registrant's telephone number, including area code: (925) 253-4500
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                                       N/A
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          (Former Name or Former Address, if Changed since Last Report)


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         Item 5.  Other Events.

                  On June 30, 2000, Intraware, Inc. (the "Company") issued an aggregate of 2,500 shares of its Series A, B and C Convertible Preferred Stock and related Warrants in a private placement to institutional investors. The Company estimates the gross proceeds of the offering to be approximately $25,000,000. The Series A, B and C Convertible Preferred Stock is subject to the terms and conditions of the Certificate of Designations, Preferences and Rights agreements attached hereto as Exhibit 3.1, 3.2 and 3.3. The Warrants are subject to the terms and conditions of the form of Warrant attached hereto as Exhibit 4.1. Pursuant to a Registration Rights Agreement attached as Exhibit 10.1, the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of Common Stock issuable pursuant to the terms of the Series A, B and C Convertible Preferred Stock and related Warrants. The terms of the private placement are more fully set forth in the Securities Purchase Agreement attached hereto as Exhibit 10.2.

                  On June 29, 2000, the Company issued a press release relating to the signing of the convertible preferred stock financing. A copy of the press release is attached hereto as Exhibit
         99.1 and is incorporated herein by reference.

         Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  Not applicable.

         (c)      EXHIBITS


         EXHIBIT           DESCRIPTION
         3.1               Series A Certificate of Designations, Preferences and Rights

         3.2               Series B Certificate of Designations, Preferences and Rights

         3.3               Series C Certificate of Designations, Preferences and Rights

         4.1               Form of Warrant

        10.1              Registration Rights Agreement

        10.2              Securities Purchase Agreement

        99.1              Press Release

        99.2              Quarterly Statement of Cash Flows of Intraware, Inc.

        99.3              Disclosure Schedules of Intraware, Inc.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Intraware, Inc.

                                          /s/ Donald M. Freed
                                          -----------------------------
                                          Donald M. Freed
                                          Executive Vice President and
                                          Chief Financial Officer

         Date:    June 29, 2000